DEFERRED REVENUE	12 Months Ended
Dec. 31, 2020
Deferred Revenue Abstract
DEFERRED REVENUE

The deferred revenue balance consists of:

	At December 31	At December 31
(in thousands)	2020	2019

Deferred revenue – pre-sold toll milling:
CLJV Toll Milling - APG	$36,617	$36,321
	$36,617	$36,321
Deferred revenue-by balance sheet presentation:
Current	$3,478	$4,580
Non-current	33,139	31,741
	$36,617	$36,321

The deferred revenue liability continuity summary is as follows:

(in thousands)	2020	2019

Balance-January 1	$36,321	$37,727
Revenue earned during the period (note 21)	(2,762)	(4,609)
Accretion	3,058	3,203
Balance-December 31	$36,617	$36,321

Arrangement with Anglo Pacific Group PLC

In February 2017, Denison closed an arrangement with APG under which Denison received an upfront payment of $43,500,000 in exchange for its right to receive future toll milling cash receipts from the MLJV under the current toll milling agreement with the CLJV from July 1, 2016 onwards. The up-front payment was based upon an estimate of the gross toll milling cash receipts to be received by Denison discounted at a rate of 8.50%.

The APG Arrangement represents a contractual obligation of Denison to pay onward to APG any cash proceeds of future toll milling revenue earned by the Company related to the processing of the specified Cigar Lake ore through the McClean Lake mill. At closing, the Company made payments to APG of $3,520,000, representing the Cigar Lake toll milling cash receipts received by Denison in respect of toll milling activity for the period from July 1, 2016 through January 31, 2017, and reflected those amounts as a reduction of the initial upfront amount received, thereby reducing the initial deferred revenue balance to $39,980,000 at the transaction date.

In connection with the closing of the APG Arrangement, Denison reimbursed APG for USD$100,000 in due diligence costs and granted 1,673,077 share purchase warrants, exercisable for 3 years from the closing date at an exercise price of $1.27 per share, to APG in satisfaction of a $435,000 arrangement fee payable (see note 17). In addition, the terms of the BNS Letters of Credit Facility between BNS and Denison were amended to reflect certain changes required to facilitate an Intercreditor Agreement between APG, BNS and Denison (see note 14).

In 2019, the Company recognized $4,609,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 18,012,000 pounds U3O8 (100% basis). The drawdown in 2019 includes a cumulative increase in revenue for prior periods of $26,000 resulting from changes in estimates to the toll milling drawdown rate in the first quarter of 2019.

In 2020, the Company recognized $2,762,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 10,069,000 pounds U3O8 (100% basis). The drawdown in 2020 includes a cumulative increase in revenue for prior periods of $168,000 resulting from changes in estimates to the toll milling drawdown rate during 2020.